Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account C

File No. 811-09062, CIK 0000947506

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 778207).
•	Calvert Variable Series, Inc. (CIK: 708950).
•	Columbia Funds Variable Insurance Trust (CIK: 815425).
•	DFA Investment Dimensions Group, Inc. (CIK: 0000355437).
•	BNY Mellon Sustainable U.S. Equity Portfolio Inc. (CIK: 0000890064).
•	BNY Mellon Variable Investment Fund (CIK: 813383).
•	Federated Insurance Series (CIK: 912577).
•	Nationwide Variable Insurance Trust (CIK: 353905).
•	T. Rowe Price International Series, Inc. (CIK: 918292).
•	T. Rowe Price Equity Series, Inc. (CIK: 918294).
•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; 927384).
•	Wanger Advisors Trust (CIK: 929521).
•	Wells Fargo Advantage Variable Trust (CIK: 1081402).

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company